UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 17, 2016

AMSURG CORP.

(Exact Name of Registrant as Specified in Charter)

Tennessee	001-36531	62-1493316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1A Burton Hills Boulevard
Nashville, Tennessee	37215
(Address of Principal Executive Offices)	(Zip Code)

(615) 665-1283

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On August 17, 2016, AmSurg Corp. (the “Company”) entered into a Supplemental Indenture (the “Supplemental Indenture”) to the Indenture, dated as of July 16, 2014, by and among the Company, U.S. Bank National Association, as trustee (the “Trustee”), and certain subsidiaries of the Company, as guarantors (the “Subsidiary Guarantors”), which effects certain amendments (the “Amendments”) to the 5.625% Senior Notes Due 2022 issued by the Company and guaranteed by the Subsidiary Guarantors (the “Notes”).

The Amendments (i) amend the Indenture governing the Notes to include limited condition acquisition technology, (ii) amend the definition of “Change of Control” contained in the Notes to waive any obligation of the Company under the Notes to make a change of control offer to repurchase the Notes at 101% of the principal amount thereof, plus accrued and unpaid interest, upon consummation of the transactions (the “Mergers”) contemplated by the previously announced Agreement and Plan of Merger (the “Merger Agreement”) entered into on June 15, 2016 by the Company with Envision Healthcare Holdings, Inc., a Delaware corporation, and New Amethyst Corp., a Delaware corporation and a wholly owned subsidiary of the Company, and (iii) add to, amend, supplement and change certain other defined terms in the Notes related to the foregoing. The effectiveness of the Amendments is not a condition to the completion of the Mergers. Holders of a majority in aggregate principal amount of the outstanding Notes consented to the Amendments.

The Supplemental Indenture is attached hereto as Exhibit 4.1. The foregoing description of the Supplemental Indenture is qualified in its entirety by reference to the full text of the Supplemental Indenture, which is incorporated herein by reference.

Item 8.01.	Other Events.

On August 18, 2016, the Company issued a press release announcing that it had entered into the Supplemental Indenture described above. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description of Exhibit

4.1	Supplemental Indenture, dated as of August 17, 2016, by and among AmSurg Corp., the subsidiary guarantors listed therein and U.S. Bank National Association, as trustee.

99.1	Press Release, dated August 18, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSURG CORP.

By:	/s/ Kevin D. Eastridge
Kevin D. Eastridge
Senior Vice President, Finance and Chief Accounting Officer

Date: August 18, 2016

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

4.1	Supplemental Indenture, dated as of August 17, 2016, by and among AmSurg Corp., the subsidiary guarantors listed therein and U.S. Bank National Association, as trustee.

99.1	Press Release, dated August 18, 2016.